ABERDEEN FUNDS

(the “Trust”)

Supplement to the Prospectuses dated March 1, 2010

The Board of Trustees of the Trust, on behalf of certain of its series (collectively, the “Surviving Funds”), recently approved the proposed reorganizations (each, a “Reorganization”) of certain series of Pacific Capital Trust (collectively, the “Acquired Funds”) and designated share classes into corresponding Surviving Funds and designated share classes.  Each Reorganization provides for and contemplates that all the assets and identified liabilities of each Acquired Fund would be transferred to a corresponding Surviving Fund in exchange for shares of designated classes of the corresponding Surviving Fund having an aggregate value equal to those assets and liabilities, and the assumption by the Surviving Fund of all of the identified liabilities of the Acquired Fund.  Each shareholder of an Acquired Fund would receive shares of the corresponding Surviving Fund that have an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Acquired Fund shares on the closing date of the Reorganization, as set forth in the table below:

Acquired Funds	Surviving Funds
Pacific Capital New Asia Growth Fund	Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund
Class A	Institutional Service Class
Class B	Institutional Service Class
Class C	Institutional Service Class
Class Y	Institutional Class
Pacific Capital International Stock Fund	Aberdeen International Equity Institutional Fund
Class A	Institutional Service Class
Class B	Institutional Service Class
Class C	Institutional Service Class
Class Y	Institutional Class
Pacific Capital Small Cap Fund	Aberdeen Small Cap Fund
Class A	Class A
Class B	Class A
Class C	Class C
Class Y	Institutional Class
Pacific Capital High Grade Core Fixed Income Fund	Aberdeen Core Income Fund
Class A	Class A
Class B	Class A
Class C	Class C
Class Y	Institutional Class

Each Reorganization is subject to the completion of certain conditions, including approval by the Acquired Fund’s shareholders.  In addition, the completion of each Reorganization is conditioned upon each of the other Reorganizations having been approved by the shareholders of each of those other Acquired Funds, except that if shareholder approval of the Pacific Capital Small Cap Fund is not obtained on or before July 16, 2010, the other Reorganizations may still be completed.  Proxy materials describing each Reorganization will be mailed to shareholders of each of the Acquired Funds in anticipation of a special meeting of shareholders to be held at a later date.  Each Reorganization is anticipated to constitute a tax-free reorganization for federal income tax purposes, and the Acquired Funds will be liquidated following the completion of the Reorganizations.  Shareholders of the Acquired Funds and Surviving Funds will not bear any costs arising in connection with the Reorganizations.

This supplement is dated March 10, 2010

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE